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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-annual Report
June 30, 2014

MADISON STRATEGIC SECTOR
PREMIUM FUND (MSP)

Active Equity Management combined
with a Covered Call Option Strategy

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Table of Contents

Review of Period	2

Portfolio of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights for a Share of Beneficial Interest Outstanding	11

Notes to Financial Statements	12

Other Information	18

Dividend Reinvestment Plan	18

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Review of Period

What happened in the market during the first half of 2014?

The first half of 2014 was a positive period across the board for stocks and bonds. Investors showed considerable confidence with robust flows to domestic stocks, which were up 7.14% as measured by the S&P 500® Index. Smaller stocks also had positive results, with the Russell Midcap® Index advancing 8.67% and the Russell 2000® Index of small-cap stocks up 3.19%. International stocks were also up broadly, with the MSCI EAFE Index (net) up 4.78% and the Russell Emerging Markets® Index up 6.64%. Bond investors benefited from a drop in interest rates across the period which boosted bond valuations. The bellwether 10-year Treasury began the period yielding 3.03% and ended the period with a 2.53% yield. The Barclays U.S. Aggregate Bond Index, considered a good proxy for the broad domestic bond market, was up 3.93%. The CBOE S&P BuyWrite® Index (BXM) which represents a passive version a covered call strategy, rose 5.66%.

While the results of all the cited indices indicate a benign environment for investors, the year didn’t start out quite so positively. Plenty of cautionary economic indicators were evident, as the U.S. economy showed the results of a deep and bitter winter. Many stocks faltered in the opening months, particularly some which had benefitted most from the extremely strong returns of 2013. Many emerging markets and Japan also corrected sharply, and the initial reports that the U.S. economy had contracted in the first quarter at a -2.9% annual clip gave credence to those concerns.

Overwhelming these early negatives was a growing confidence that the U.S. economy was making solid progress and the first quarter setback was only temporary. Unemployment fell during the first six months of 2014 by 1.4%, the largest such decline since 1984, while inflation remained contained. Even as the Federal Reserve eased its bond purchase program, there was a consensus that the Fed would likely keep rates low for some time, promoting continued expansion. Geopolitical stresses in the Ukraine and Middle East gave investors around the world reason to allocate funds to the perceived safety of U.S. Treasuries, despite yields which provide little real return when matched with inflation rates.

With the exception of a late January setback, equity markets have moved steadily higher for most of the period, with market volatility continuing to trend lower. On June 30, 2014, volatility as measured by the CBOE Volatility Index (VIX) was at seven-plus year lows. Low volatility results in lower call option premiums and can signal a level of investor complacency which we are increasingly wary of.

How did the fund perform given the marketplace conditions during the first six months of 2014?

For the six months ending June 30, 2014, the fund’s net asset value (NAV) rose 5.02%, trailing the CBOE S&P BuyWrite® Index (BXM) return of 5.66%. The S&P 500® rose 7.14% during the period. The fund’s market price rose 11.51% as the discount to NAV narrowed to 8.9% at June 30, compared with an average discount for the six month period of 11.4%. On an NAV basis, the fund performed in line with the BXM index for much of the period. As the S&P 500® Index moved sharply higher in mid-May through the end of June, management became increasingly defensive and the fund increasingly hedged. Given this posture, the fund began lagging the performance of the BXM through the end of the period and lagged the S&P 500® Index’s surge by a greater margin. Relative to the S&P 500® Index, stock selection in the fund was a positive contributor to performance, however, sector allocation caused a drag on performance. The primary negative drivers of sector allocation were centered on the fund’s absence from the relatively small Utilities Sector which performed very well as interest rates declined, and the fund’s underweighted positioning in the Energy Sector which enjoyed strong performance as geopolitical issues resulted in stronger crude oil pricing. In addition, the fund was overweighted in the Consumer Discretionary Sector, which lagged primarily on weather related concerns. The most significant headwind to the fund was extremely active assignment activity as a result of the strong upward momentum of the overall market, particularly in the second quarter of the year. An upward trending market will result in a number

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - continued | June 30, 2014

of underlying equity positions rising above the strike price of the call option over which they are written, resulting in the equity position potentially being assigned or called away at the option strike price. As a result, the fund received significant amounts of cash which we reinvested opportunistically. However, the higher cash balance in the fund was a headwind to performance given the generally upward trend of the market.

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

Describe the fund’s portfolio equity and option structure.

As of June 30, 2014, the fund held 43 equity securities and unexpired call options had been written against 87% of the fund’s stock holdings. It is the strategy of the fund to write “out-of-the-money”call options. As of June 30, 45.1% of the fund’s call options (32 of 71 different options) remained “out-of-the-money.”(Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). This level is lower than previous periods due to the strong upward move in equities this year which moved a number of call options in-the-money. Of the 71 option positions, three were put options which we sold against existing equity holdings that also have covered call options written. The writing of out-of-the-money put options allows the fund to increase the level of income generated and provides for a lower entry point for adding to existing equity holdings. The cash potentially required to purchase additional shares of the underlying stocks in the event a put option is assigned is segregated from other cash and held in separated short-term Treasury securities. In addition, the fund had two protective put option holdings against the S&P 500® Index. The fund will opportunistically own protective put options in order to provide additional insurance against a potential market decline.

Which sectors are prevalent in the fund?

From a sector perspective, MSP’s largest exposure as of June 30, 2014 was to the Consumer Discretionary Sector, followed very closely by the Information Technology Sector. The fund’s third largest sector exposure was a neutral position (relative to the S&P 500® sector weighting) in the Industrial Sector. The fund had smaller, underweighted holdings in the Health Care, Energy, Consumer Staples and Financial Sectors. The fund had a small overweighted position in the Materials Sector and an underweighted position in the Telecommunications Sector, although both of these are relatively small portfolio exposures. There was no representation in the Utilities Sector.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/14

Consumer Discretionary	19.0%
Consumer Staples	4.0%
Energy	4.9%
Financials	4.1%
Health Care	8.1%
Industrials	9.1%
Information Technology	17.9%
Materials	3.5%
Telecommunication Services	1.2%
Exchange Traded Funds	3.8%
U.S. Government and Agency Obligations	5.6%
Options Purchased	0.4%
Short-Term Investments	18.4%

Discuss the fund’s security and option selection process.

The fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select what we see as solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on

MSP | Madison Strategic Sector Premium Fund | Review of Period (unaudited) - concluded | June 30, 2014

those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and fund in 2014?

Our outlook for the rest of this year is muted with an inclination to become increasingly defensive. Economic growth has improved from the weather induced collapse of the first quarter. However, a portion of the second quarter growth should prove to have resulted from pent-up demand from consumers who didn’t shop during the frigid winter months. We expect overall growth for the full year should continue to be challenged since the economy does not appear to have entered a self-sustaining growth phase that doesn’t require artificially low interest rates. Equity valuations are no longer cheap although we don’t believe they are overly stretched yet. Corporate profits are at all-time highs but the rate of growth is slowing and an increasing proportion of the growth is coming from stock buy-backs rather than organic earnings improvement. The geopolitical environment is becoming progressively strained with particular focus on regions that could impact crude oil supply.

Typically the market has a correction (defined as a 10%-20% pullback) about every 18 months or so. The most recent market correction occurred in the fall of 2011 or about 32 months ago, so we are due. Another sign that we are nearing the end of a cycle is the surge we have seen in merger and acquisition (M&A) activity. Peak M&A activity has historically coincided with a top in the market cycle.

TOP TEN EQUITY HOLDINGS AS OF 6/30/14

% of Total Investments
Ebay Inc.	2.9%
Costco Wholesale Corp.	2.9%
Amazon.com Inc.	2.7%
Discovery Communications Inc., Class C	2.7%
EMC Corp.	2.6%
CBS Corp., Class B	2.4%
Apache Corp.	2.3%
The Mosaic Company	2.2%
Carmax Inc.	2.2%
Ross Stores Inc.	2.0%

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 78.2%
Consumer Discretionary - 20.7%
Amazon.com Inc. * (A)	7,500	$ 2,435,850
CarMax Inc. * (A)	37,000	1,924,370
CBS Corp., Class B (A)	34,500	2,143,830
Discovery Communications Inc., Class C * (A)	33,000	2,395,470
Home Depot Inc./The (A)	21,000	1,700,160
Lululemon Athletica Inc. * (A)	27,000	1,092,960
Panera Bread Co., Class A * (A)	2,500	374,575
Priceline Group Inc./The * (A)	1,000	1,203,000
Ross Stores Inc. (A)	28,000	1,851,640
Starbucks Corp. (A)	22,000	1,702,360

		16,824,215
Consumer Staples - 4.4%
Costco Wholesale Corp. (A)	22,000	2,533,520
Whole Foods Market Inc. (A)	27,000	1,043,010

		3,576,530
Energy - 5.4%
Apache Corp. (A)	20,000	2,012,400
Occidental Petroleum Corp. (A)	14,500	1,488,135
Petroleo Brasileiro S.A., ADR	60,000	877,800

		4,378,335
Financials - 4.4%
Morgan Stanley (A)	56,000	1,810,480
State Street Corp. (A)	27,000	1,816,020

		3,626,500
Health Care - 8.8%
Amgen Inc. (A)	10,500	1,242,885
Baxter International Inc. (A)	5,500	397,650
Celgene Corp. * (A)	9,200	790,096
Cerner Corp. * (A)	32,000	1,650,560
Gilead Sciences Inc. * (A)	13,500	1,119,285
Teva Pharmaceutical Industries Ltd., ADR (A)	12,000	629,040
Varian Medical Systems Inc. * (A)	16,000	1,330,240

		7,159,756
Industrials - 9.9%
C.H. Robinson Worldwide Inc. (A)	20,000	1,275,800
FedEx Corp. (A)	4,300	650,934
Jacobs Engineering Group Inc. *	34,000	1,811,520
Rockwell Collins Inc. (A)	18,500	1,445,590
Stericycle Inc. * (A)	10,500	1,243,410
United Technologies Corp. (A)	14,500	1,674,025

		8,101,279
Information Technology - 19.5%
Accenture PLC, Class A (A)	18,000	1,455,120
Altera Corp. (A)	42,500	1,477,300
Apple Inc. (A)	11,900	1,105,867
Broadcom Corp., Class A (A)	30,000	1,113,600
eBay Inc. * (A)	51,000	2,553,060
EMC Corp. (A)	86,000	2,265,240
Linear Technology Corp. (A)	36,000	1,694,520
Microsoft Corp. (A)	41,000	1,709,700
Nuance Communications Inc. *	45,000	844,650
QUALCOMM Inc. (A)	21,000	1,663,200

		15,882,257
Materials - 3.8%
Freeport-McMoRan Copper & Gold Inc. (A)	31,000	1,131,500
Mosaic Co./The (A)	40,000	1,978,000

		3,109,500
Telecommunication Service - 1.3%
Verizon Communications Inc. (A)	22,000	1,076,460

Total Common Stocks
(Cost $62,771,496)		63,734,832
	Contracts

PUT OPTIONS PURCHASED - 0.5%
S&P 500 Index, Put, July 2014, $1,900	90	35,550
S&P 500 Index, Put, Sept 2014, $1,950	86	331,100

Total Put Options Purchased
(Cost $668,476)		366,650

	Shares

INVESTMENT COMPANIES - 4.2%
Powershares QQQ Trust Series 1 (A)	18,000	1,690,380
SPDR S&P 500 ETF Trust (A)	8,600	1,683,192

Total Investment Companies
(Cost $3,262,101)		3,373,572

	Par Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 6.1%

U.S. Treasury Bill (B) (C) - 6.1%
0.026%, 8/21/14	$5,000,000	4,999,819

Total U.S. Government and Agency
Obligations (Cost $4,999,819)		4,999,819

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - continued | June 30, 2014

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 20.0%
State Street Institutional U.S. Government
Money Market Fund	16,280,502	$ 16,280,502

Total Short-Term Investments
(Cost $16,280,502)		16,280,502

TOTAL INVESTMENTS - 109.0% (Cost $87,982,394**)		88,755,375
NET OTHER ASSETS AND LIABILITIES - (6.2%)		(4,982,417)
TOTAL CALL & PUT OPTIONS WRITTEN - (2.8%)		(2,311,388)

TOTAL NET ASSETS - 100.0%		$ 81,461,570

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $87,991,691.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of June 30, 2014, the total amount segregated was $4,999,819.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)

Accenture PLC, Class A	90	August 2014	$ 80.00	$ 19,575
Accenture PLC, Class A	90	August 2014	82.50	8,325
Altera Corp.	225	August 2014	35.00	23,625
Altera Corp.	200	September 2014	35.00	26,000
Amazon.com Inc.	37	July 2014	315.00	48,840
Amazon.com Inc.	38	August 2014	325.00	59,565
Amgen Inc.	105	July 2014	115.00	44,100
Apache Corp.	100	July 2014	90.00	108,750
Apache Corp.	100	October 2014	95.00	84,000
Apple Inc.	119	August 2014	93.57	37,485
Baxter International Inc.	55	August 2014	75.00	3,960
Broadcom Corp., Class A	300	August 2014	36.00	60,900
C.H. Robinson Worldwide Inc.	100	August 2014	60.00	44,500
C.H. Robinson Worldwide Inc.	100	November 2014	60.00	54,000
CarMax Inc.	167	July 2014	45.00	115,230
CarMax Inc.	90	October 2014	50.00	36,000
CarMax Inc.	113	October 2014	52.50	29,098
CBS Corp.	100	July 2014	60.00	28,000
CBS Corp.	115	September 2014	60.00	48,875
Celgene Corp.	92	July 2014	77.50	78,660
Cerner Corp.	145	September 2014	55.00	12,687
Costco Wholesale Corp.	110	July 2014	115.00	12,760
Costco Wholesale Corp.	110	October 2014	115.00	39,875
Discovery Communications Inc.	80	July 2014	75.00	3,800
Discovery Communications Inc.	170	September 2014	75.00	33,150
Discovery Communications Inc.	80	September 2014	80.00	5,600
eBay Inc.	250	September 2014	52.50	30,125
eBay Inc.	70	October 2014	55.00	6,965
EMC Corp.	300	August 2014	26.00	28,200
EMC Corp.	300	August 2014	27.00	14,250
EMC Corp.	260	October 2014	27.00	20,280
FedEx Corp.	30	July 2014	140.00	34,425
FedEx Corp.	13	August 2014	150.00	5,330
Freeport-McMoRan Copper & Gold Inc.	310	August 2014	35.00	57,660

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2014

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)

Gilead Sciences Inc.	135	August 2014	$ 82.50	$43,200
Home Depot Inc.	105	July 2014	80.00	16,590
Home Depot Inc.	105	August 2014	80.00	23,205
Linear Technology Corp.	135	July 2014	46.00	18,900
Linear Technology Corp.	135	August 2014	47.00	18,225
Linear Technology Corp.	90	August 2014	48.00	8,100
Lululemon Athletica Inc.	190	July 2014	47.50	1,235
Microsoft Corp.	220	August 2014	41.00	34,760
Microsoft Corp.	190	September 2014	41.00	34,010
Morgan Stanley	250	July 2014	30.00	59,750
Morgan Stanley	160	August 2014	31.00	28,720
Morgan Stanley	150	September 2014	32.00	21,150
Mosaic Co./The	400	September 2014	50.00	59,000
Occidental Petroleum Corp.	145	August 2014	105.00	29,000
Panera Bread Co.	25	July 2014	155.00	2,000
Powershares QQQ Trust Series 1	170	July 2014	88.00	103,360
Priceline Group Inc./The	10	October 2014	1,290.00	42,150
QUALCOMM Inc.	100	July 2014	80.00	5,800
QUALCOMM Inc.	110	October 2014	80.00	27,060
Rockwell Collins Inc.	120	July 2014	80.00	5,400
Rockwell Collins Inc.	65	October 2014	80.00	13,813
Ross Stores Inc.	125	August 2014	72.50	1,562
SPDR S&P 500 ETF Trust	46	July 2014	189.00	33,488
SPDR S&P 500 ETF Trust	40	September 2014	195.00	17,760
Starbucks Corp.	110	July 2014	72.50	55,000
Starbucks Corp.	110	August 2014	75.00	39,600
State Street Corp.	170	August 2014	67.50	29,070
Stericycle Inc.	105	August 2014	115.00	49,350
Teva Pharmaceutical Industries Ltd.	120	July 2014	50.00	31,500
United Technologies Corp.	70	July 2014	115.00	11,410
United Technologies Corp.	75	August 2014	115.00	19,650
Varian Medical Systems Inc.	160	July 2014	80.00	56,800
Verizon Communications Inc.	220	August 2014	49.00	13,640
Whole Foods Market Inc.	135	August 2014	40.00	17,955

Total Call Options Written (Premiums received $1,727,958)				$2,236,808

Put Options Written

Amgen Inc.	60	July 2014	110.00	1,290
Cerner Corp.	120	September 2014	50.00	18,300
Priceline Group Inc./The	9	October 2014	1,175.00	54,990

Total Put Options Written (Premiums received $83,418)				$74,580

Total Options Written, at Value (Premiums received $1,811,376)				$2,311,388

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Statement of Assets and Liabilities as of June 30, 2014 (unaudited)

Assets:
Investments in securities, at cost
Unaffiliated issuers	$87,982,394
Net unrealized depreciation
Unaffiliated issuers	772,981

Total investments, at value	88,755,375
Receivables:
Investments sold	747,451
Dividends and interest	36,432

Total assets	89,539,258

Liabilities:
Payables:
Investments purchased	5,680,689
Auditor fees	19,500
Advisory agreement fees	53,968
Service agreement fees	12,143
Options written, at value (premium received $1,811,376) (Note 6)	2,311,388

Total liabilities	8,077,688

Net assets	$81,461,570

Net assets consist of:
Paid-in capital	$86,506,142
Accumulated undistributed net investment loss	(3,022,747)
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(2,294,794)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	272,969

Net Assets	$81,461,570

Capital Shares Issued and Outstanding (Note 7)	5,798,291
Net Asset Value per share	$14.05

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Statement of Operations For the Period Ended June 30, 2014 (unaudited)

Investment Income:
Interest	$1,136
Dividends
Unaffiliated issuers	391,891
Less: Foreign taxes withheld	(7,402)

Total investment income	385,625
Expenses:
Advisory agreement fees	321,024
Service agreement fees	72,230
Other Expenses	7

Total expenses	393,261

Net Investment Loss	(7,636)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	3,342,469
Unaffiliated issuers	2,044,210
Net change in unrealized appreciation on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	1,987,223
Unaffiliated issuers	(3,363,471)

Net Realized and Unrealized Gain on Investments and Option Transactions	4,010,431

Net Increase in Net Assets from Operations	$4,002,795

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended 6/30/14	Year Ended 12/31/13

Net Assets at beginning of period	$80,473,886	$74,417,340

Increase in net assets from operations:
Net investment income (loss)	(7,636)	70,906
Net realized gain on investments and options transactions	5,386,679	9,054,663
Net change in unrealized appreciation (depreciation)	(1,376,248)	2 ,961,200

Net increase in net assets from operations	4,002,795	12,086,769
Distributions to shareholders from:
Net investment income	(3,015,111)	(70,906)
Net capital gains	–	(5,959,317)

Total distributions	(3,015,111)	(6,030,223)

Total increase in net assets	987,684	6,056,546

Net Assets at end of period	$81,461,570	$80,473,886

Undistributed net investment loss included in net assets	$(3,022,747)	$–

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Financial Highlights for a Share of
Beneficial Interest Outstanding

	(unaudited)
	Six-Months Ended		Year Ended December 31,
	6/30/14		2013	2012	2011	2010	2009

Net Asset Value at beginning of period	$13.88		$12.83	$12.63	$14.07	$13.83	$10.75
Income from Investment Operations:
Net investment income[1]	(0.00)[2]		0.01	0.03	0.00 [2]	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.69		2.08	1.21	(0.40)	1.31	4.26

Total from investment operations	0.69		2.09	1.24	(0.40)	1.28	4.23
Less Distributions From:
Net investment income	(0.52)		(0.01)	(0.03)	(0.00)[2]	–	–
Capital gains	–		(1.03)	(0.00)[2]	(0.94)	–	(1.15)
Return of capital	–		–	(1.01)	(0.10)	(1.04)	–

Total distributions	(0.52)		(1.04)	(1.04)	(1.04)	(1.04)	(1.15)
Net increase (decrease) in net asset value	0.17		1.05	0.20	(1.44)	0.24	3.08

Net Asset Value at end of period	$14.05		$13.88	$12.83	$12.63	$14.07	$13.83
Market Value at end of period	$12.80		$11.96	$11.09	$10.64	$12.82	$12.23
Total Return
Net asset value (%)	5.02	[3]	16.81	9.92	(2.80)	9.79	41.21
Market value (%)	11.51	[3]	17.71	13.97	(9.24)	14.01	55.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$81,462		$80,474	$74,417	$73,212	$81,572	$80,178
Ratios of expenses to average net assets:
Total expenses, excluding interest expense (%)	0.98	[4]	0.98	0.98	0.98	0.98	1.04
Total expenses, including interest expense (%)	0.98	[4]	0.98	0.98	0.98	0.98	1.23
Ratio of net investment income to average net assets (%)	(0.02)[4]		0.09	0.22	0.01	(0.20)	(0.27)
Portfolio turnover (%)	84	[3]	153	53	83	61	25

[1]Based on average shares outstanding during the year.
[2]Amounts represent less than $0.005 per share.
[3]Not annualized.
[4]Annualized.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Madison Strategic Sector Premium Fund (the “Fund”) was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ, which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities, are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2014

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the six-months ended June 30, 2014. As of and during the six-months ended June 30, 2014, the Fund did not hold securities deemed as a Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2014:

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Description	(Level 1)	(Level 2)	(Level 3)	6/30/14

Assets:
Common Stocks	$63,734,832	$–	$–	$63,734,832
Put Options Purchased	366,650	–	–	366,650
Investment Companies	3,373,572	–	–	3,373,572
U.S. Government and Agency Obligations	–	4,999,819	–	4,999,819
Short-Term Investments	16,280,502	–	–	16,280,502

	$83,755,556	$4,999,819	$–	$88,755,375
Liabilities:
Written Options	$2,311,388	$–	$–	$2,311,388

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

	Asset Derivatives		Liability Derivatives

Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Equity contracts	–	$–	Options written	$2,311,388

The following table presents the effect of derivative instruments on the Statement of Operations for the six-months ended
June 30, 2014:

Derivatives not accounted
for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Appreciation on Derivatives

Equity contracts – options	$3,342,469	$1,987,223

In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services – Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting period in fiscal years that begin after December 15, 2013. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08, Management expects that this will not have a material impact on the Fund’s financial statements.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2014

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.

3. INVESTMENT ADVISORY AGREEMENT AND SERVICE AGREEMENT

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily managed assets on the first $500 million of assets, and 0.60% of the Fund’s average daily managed assets on assets in excess of $500 million.

Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person acting as the Fund’s investment adviser) has not undertaken to provide such services. In this regard, the Adviser shall provide, or arrange to have a third party provide, among other things, the following services to the Fund: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to the conduct of the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to 0.18% of the Fund’s average daily managed assets. Not included in this service fee (and, therefore, the responsibility of the Fund) are “excluded expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses).

Other Expenses. Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Investment Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $9,000 for the six-months ended June 30, 2014.

4. FEDERAL INCOME TAXES

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

As of December 31, 2013, for federal income tax purposes, the Fund had remaining capital loss carryforwards (“CLCF”) of $7,560,357, which can be used to offset future capital gains. These CLCF’s will expire on December 31, 2018. Per the RIC Modernization Act , CLCFs generated in

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2014

taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of June 30, 2014, is as follows:

Cost	$87,991,691

Gross appreciation	3,092,108
Gross depreciation	(2,328,424)

Net appreciation	$763,684

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2013 and 2012, the tax character of distributions paid to shareholders was $6,030,223 ordinary income for 2013 and $190,630 ordinary income and $5,839,593 return of capital for 2012.

5. INVESTMENT TRANSACTIONS

During the six-months ended June 30, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,653,411 and $66,361,171 respectively. No long-term U.S. Government securities were purchased or sold during the period.

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, a liability is recorded equal to the premium received. This liability for options written and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in written option contracts during the six-months ended June 30, 2014 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of period	10,814	$2,208,648
Options written during the period	23,621	4,783,925
Options closed during the period	(7,975)	(1,674,732)
Options exercised during the period	(9,145)	(1,867,994)
Options expired during the period	(8,066)	(1,638,471)

Options outstanding, end of period	9,249	$1,811,376

Purchased option activity was not significant for the six months ended June 30, 2014. Details of purchased options contracts held at June 30, 2014 are included in the Fund’s Portfolio of Investments.

7. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of June 30, 2014. Additionally, no capital stock activity occurred for the six-months ended June 30, 2014, and years ended December 31, 2013 and 2012, respectively. In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2014, and years ended December 31, 2013 and 2012, respectively.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements (unaudited) - concluded | June 30, 2014

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

9. DISCUSSION OF RISKS

Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk. There are several risks associated with transactions in the options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income of gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

10. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Other Information (unaudited)

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368- 3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares

MSP | Madison Strategic Sector Premium Fund | Dividend Reinvestment Plan (unaudited) - concluded | June 30, 2014

on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MSP | Madison Strategic Sector Premium Fund | June 30, 2014

Board of Trustees	Officers	Investment Adviser and Administrator

Philip E. Blake	Katherine L. Frank	Madison Asset Management, LLC
	President	550 Science Drive
Frank Burgess		Madison, WI 53711
Jay R. Sekelsky
Katherine L. Frank	Vice President	Custodian
State Street Bank
James Imhoff, Jr.	Paul Lefurgey	Kansas City, Missouri
Vice President
Lorence Wheeler		Transfer Agent
	Greg D. Hoppe	Computershare Investor Services, LLC
	Treasurer	Canton, Massachusetts

	Holly S. Baggot	Independent Registered
	Secretary & Assistant Treasurer	Public Accounting Firm
Deloitte & Touche LLP
	W. Richard Mason	Milwaukee, Wisconsin
CCO, Corporate Counsel
& Assistant Secretary

Question concerning your shares of Madison Strategic Sector Premium Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

In August 2014, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

550 Science Drive
Madison, WI 53711
800.767.0300

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

 (a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 25, 2014

By: (signature)

Greg Hoppe, Principal Financial Officer
Date: August 25, 2014